Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

Dated as of August 8, 2007

This FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is among SYNIVERSE HOLDINGS, INC., a Delaware corporation (the “Parent”), SYNIVERSE TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

A. The Borrower, the several banks and other financial institutions or entities from time to time party thereto, Lehman Brothers Inc., as lead arranger and book manager (in such capacity, the “Arranger”), the Administrative Agent, and LaSalle Bank National Association, as syndication agent (in such capacity, the “Syndication Agent”) entered into a Credit Agreement, dated as of February 15, 2005 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement).

B. The Lenders, the Parent and the Borrower desire to amend the Credit Agreement to permit the replacement of non-consenting lenders.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment. Upon the terms and subject to the conditions set forth herein and in reliance on the representations and warranties of the Loan Parties set forth herein, the Credit Agreement is hereby amended as follows:

(a) The following new definition is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Non-Consenting Lender”: as defined in Section 2.24.”

(b) Section 2.24 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Replacement of Lenders under Certain Circumstances. The Borrower shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section 2.19 or 2.20(a), (b) is in default of its obligation to make Loans hereunder (any such Lender under this clause (b), a “Defaulting Lender”), or (c) becomes a Non-Consenting Lender (as defined below), in each case with a replacement financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) in the case of clause (a) or (b) above, no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) prior to any such replacement, such Lender shall have taken no action under Section 2.23 so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.19 or 2.20(a), (iv) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) the Borrower shall be liable to such replaced Lender under Section 2.21 (as though Section 2.21 were applicable) if any Eurodollar Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (viii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 2.19 or 2.20(a), as the case may be, and (ix) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender. In the event that (w) the Borrower desires that that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (x) the consent, waiver or amendment in question requires the agreement of all affected Lenders in accordance with the terms of Section 10.1 or all the Lenders with respect to a certain Class of the Loans and (y) the Required Lenders have agreed to such consent, waiver or amendment, then any Lender who has not yet agreed to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.”

2. Conditions to Effectiveness.

The effectiveness of the amendments contained in Section 1 hereof is conditioned upon satisfaction of the following conditions precedent (the date on which all such conditions have been satisfied being referred to herein as the “Amendment Effective Date”):

(a) the Administrative Agent shall have received signed written authorization from the Required Lenders to execute this Amendment, shall have received counterparts of this Amendment signed by each of the Borrower, the Parent and the Administrative Agent, and shall have received counterparts of the consent of the Guarantors attached hereto as Annex 1 (the “Consent”) executed by each of the Guarantors; and

(b) each of the representations and warranties in Section 3 below shall be true and correct in all material respects on and as of the Amendment Effective Date.

3. Representations and Warranties. The Borrower and the Parent represent and warrant to the Administrative Agent as follows:

(a) Authority. The Borrower and the Parent each have the requisite organizational power and authority to execute and deliver this Amendment and the legal right to make, deliver, and perform its obligations hereunder and under the Credit Agreement (as amended hereby). Each of the Guarantors has the requisite corporate or other organizational power and authority to execute and deliver the Consent. The execution, delivery and performance by the Borrower and the Parent of this Amendment and by the Guarantors of the Consent, and the performance by each of the Borrower and each other Loan Party of the Credit Agreement (as amended hereby) and each other Loan Document to which it is a party, in each case, have been authorized by all necessary organizational action of such Person, and no other corporate or other organizational proceedings on the part of each such Person is necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered on behalf of the Borrower and the Parent. The Consent has been duly executed and delivered by each of the Guarantors. Each of this Amendment, the Consent and, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents, (i) is the legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect. Neither the execution, delivery or performance of this Amendment or of the Consent or the performance of the Credit Agreement (as amended hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Administrative Agent’s Lien on any of the Collateral or its ability to realize thereon. This Amendment is effective to amend the Credit Agreement as provided therein.

(c) Representations and Warranties. After giving effect to this Amendment and, as necessary, the information contained in the updated schedules to the Credit Agreement and the Guarantee and Collateral Agreement delivered to the Administrative Agent on the date hereof, the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

(d) No Conflicts. Neither the execution and delivery of this Amendment or the Consent, nor the consummation of the transactions contemplated hereby and thereby, nor the performance of and compliance with the terms and provisions hereof or of the Credit Agreement (as amended hereby) by any Loan Party will, at the time of such performance, (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or Contractual Obligation or (c) result in or require the creation of any Lien (other than those permitted by the Loan Documents) upon or with respect to its properties. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the transactions contemplated hereby except those that have been obtained or made and are in full force and effect.

(e) No Default. Both before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or Event of Default.

4. Reference to and Effect on Credit Agreement.

(a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document.

(b) Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

5. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

6. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8. Conflicts. In the event that there exists a conflict between provisions in this Amendment and provisions in any other Loan Document, the provisions of this Amendment control.

9. WAIVERS OF JURY TRIAL. THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

SYNIVERSE TECHNOLOGIES, INC.

By:	/s/ David W. Hitchcock
Name:	David W. Hitchcock
Title:	Executive Vice President and Chief Financial Officer

SYNIVERSE HOLDINGS, INC.

By:	/s/ David W. Hitchcock
Name:	David W. Hitchcock
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to the First Amendment]

LEHMAN COMMERCIAL PAPER INC.,
as Administrative Agent and a Lender

By:	/s/ Michael E. Masters
Name:	Michael E. Masters
Title:	Authorized Signatory

[Signature Page to the First Amendment]

Annex 1

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under each of the Loan Documents executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the Amendment to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.

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IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of the 8th day of August, 2007.

SYNIVERSE BRIENCE, LLC

By:	/s/ Robert F. Garcia, Jr.
Name:	Robert F. Garcia, Jr.
Title:	Secretary

SYNIVERSE TECHNOLOGIES OF VIRGINIA, INC.

By:	/s/ Robert F. Garcia, Jr.
Name:	Robert F. Garcia, Jr.
Title:	President

HIGHWOODS CORPORATION

By:	/s/ Robert F. Garcia, Jr.
Name:	Robert F. Garcia, Jr.
Title:	Secretary